SUSSEX BANCORP
399 State Highway 23
P.O. Box 353
Franklin, NJ 07416
                                                      June 5, 2000


To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for The Sussex County State Bank (the "Bank"), to be held on June 28, 2000, at 10:30 a.m. at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey.

      At the Annual Meeting stockholders will be asked to consider and vote upon the election of three directors whose terms expire this year.

      The Board of Directors of the Company believes that the election of its nominees to the Board of Directors is in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees.

      Your cooperation is appreciated since a majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                          Very truly yours,

                                          /s/ William E. Kulsar

                                          William E. Kulsar
                                          Secretary

                                 SUSSEX BANCORP
                              399 State Highway 23
                                 P.O. Box 353
                               Franklin, NJ 07416


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 28, 2000


      Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey, on June 28, 2000, at 10:30 a.m. for the purpose of considering and voting upon the following matters:

1. The election of the three (3) persons named in the accompanying Proxy Statement to serve as directors of the Company for a term of three (3) years and until their successors are elected and duly qualified; and

2.   Such other business as shall properly come before the Annual Meeting.

      Stockholders of record at the close of business on May 30, 2000 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                    By Order of the Board of Directors


                                    William E. Kulsar
                                    Secretary

Franklin, New Jersey
June 5, 2000


                 IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              399 State Highway 23
                                 P.O. Box 353
                               Franklin, NJ 07416

                     ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 28, 2000


                     -----------------------------------


Solicitation and Voting of Proxies

      This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on June 28, 2000, at 10:30 a.m., at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey and at any adjournments thereof. The 1999 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1999, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about June 5, 2000.

      Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 399 State Highway 23, P.O. Box 353, Franklin, New Jersey 07416, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and The Sussex County State Bank (the "Bank"), its wholly-owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

      The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on May 30, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,417,101 shares.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at seven (7).

      Directors are elected to serve for staggered terms of three years each, with the term of certain directors expiring each year. Directors serve until their successors are duly elected and qualified.

      If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.



      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


Information with respect to the Nominees

      The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                     Table I
                        Nominees for 2000 Annual Meeting

-------------------------------------------------------------------------------------------

  Name, Age and Position       Principal Occupations During       Director        Term
     With the Company                 Past Five Years             Since (1)      Expires
-------------------------------------------------------------------------------------------
Donald L. Kovach, 65        Chairman, CEO and President of the
Chairman of the Board, CEO  Company and the Bank and Attorney       1976           2000
and President               at Law
                            Franklin, New Jersey
-------------------------------------------------------------------------------------------
Joel D. Marvil, 65          President/CEO of Manufacturing Co.      1989           2000
Director                    Ames Rubber Corporation
                            Hamburg, New Jersey
-------------------------------------------------------------------------------------------
Mark J. Hontz, 33           Partner                                 1998           2000
Director                    Dolan & Dolan, Attorneys at Law
                            Newton, New Jersey
-------------------------------------------------------------------------------------------

-----------------
(1)   Includes prior service on Board of Directors of the Bank.


                                      Table II
      Directors of the Company whose Terms Continue Beyond this Annual Meeting

-------------------------------------------------------------------------------------------
  Name, Age and Position       Principal Occupations During       Director        Term
     With the Company                 Past Five Years             Since (1)      Expires
-------------------------------------------------------------------------------------------
Irvin Ackerson, 78          Excavating Contractor
Director                    Ackerson Contracting Co.                 1976         2001
                            Oak Ridge, New Jersey
-------------------------------------------------------------------------------------------
William E. Kulsar, 63       Certified Public Accountant
Secretary and Director      Caristia, Kulsar & Wade, P.A.            1976         2001
                            Sparta, New Jersey
-------------------------------------------------------------------------------------------
Richard Scott, 64           Dentist, Richard Scott, DDS              1976         2002
Director                    Franklin, New Jersey

-------------------------------------------------------------------------------------------
Joseph Zitone, 68           General Contractor, Zitone               1984         2002
Director                    Construction
                            Montague, New Jersey
-------------------------------------------------------------------------------------------

----------------
(1)   Includes prior service on Board of Directors of the Bank.

Board of Directors' Meetings; Committees of the Board

      The Board of Directors of the Company held twelve meetings during 1999. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 1999.

      Audit Committee. The Company has a standing Audit Committee of the Board of Directors. This committee arranges for the Bank's directors' examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors' examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's internal auditing department and recommends any action to be taken in connection therewith. The Audit Committee met three times during 1999. The Audit Committee consisted during 1999 of Directors Kulsar (Chairman), Scott, Marvil, Zitone and Hontz.

      Compensation Committee. The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 1999, the Compensation Committee consisted of Directors Marvil (Chairman), Ackerson and Hontz and met three times during 1999.

      The Company does not maintain a separate Nominating Committee. The full Board acts as a Nominating Committee.

Compensation of Directors

      Directors of the Company are not compensated for their service on the Company's Board of Directors. Directors of the Bank, other than full-time employees of the Bank, receive an annual retainer of $1,000. In addition, directors who are not full-time employees of the Bank receive a fee of $500 for each regular monthly Board meeting or special Board meeting attended and $100 for each committee meeting attended. In addition, each director who undertakes a special project at the request of management of the Bank and with Board of Directors' approval is paid at an hourly rate of $100 per hour for their time spent on the project.

      The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options to purchase up to a total of 32,000 shares of Common Stock may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share. In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. The exercise price for options granted in connection with the 1999 annual meeting was $11.75.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of April 28, 2000, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.


                                       Number of Shares            Percent
   Name of Beneficial Owner         Beneficially Owned (1)        of Class
-------------------------------- ----------------------------- ----------------
Irvin Ackerson                            29,052(2)                 2.04
-------------------------------- ----------------------------- ----------------
Mark J. Hontz                                605                     .04
-------------------------------- ----------------------------- ----------------
Donald L. Kovach                         120,362(3)(4)              8.46
-------------------------------- ----------------------------- ----------------
William E. Kulsar                         69,887(4)(5)              4.91
-------------------------------- ----------------------------- ----------------
Joel D. Marvil                            41,872(6)                 2.94
-------------------------------- ----------------------------- ----------------
Richard Scott                             49,578(7)                 3.48
-------------------------------- ----------------------------- ----------------
Joseph Zitone                             79,942(8)                 5.62
-------------------------------- ----------------------------- ----------------
Directors & Principal Officers
as a Group                               350,223                   24.61
(7 persons)
-------------------------------- ----------------------------- ----------------
Beneficial Owners of more than
5% of Common Stock:
-------------------------------- ----------------------------- ----------------
Ambrose Hamm
P.O. Box E                               108,050                    7.59
Branchville, NJ 07826
-------------------------------- ----------------------------- ----------------

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2) Includes 10,358 shares owned by Mr. Ackerson's wife. Also includes 7,360 shares purchasable upon the exercise of immediately exercisable stock options.

(3) Includes 14,368 shares owned by Mr. Kovach's wife, 5,263 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Donald L. Kovach and 3,194 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Betty
      J. Kovach,  1,200 shares in the name of IBAA Financial Services FBO Donald
      L. Kovach,  1,200 shares in the name of IBAA Financial  Services FBO Betty
      J. Kovach. Also includes 10,224 shares purchasable upon the exercise of immediately exercisable stock options.

(4) Includes 41,075 shares over which Messrs. Kovach and Kulsar have shared voting authority as administrators for The Sussex County State Bank Employee Stock Ownership Plan.

(5) Includes 1,520 shares in the name of Merrill Lynch Pierce Fenner & Smith Profit Sharing Plan FBO William E. Kulsar and 18,584 shares in the name of Merrill Lynch Pierce Fenner & Smith FBO William E. Kulsar 401K. Also includes 7,804 shares purchasable upon the exercise of immediately exercisable stock options.

(6) Also includes 9,824 shares purchasable upon the exercise of immediately exercisable stock options.

(7) Also includes 8,804 shares purchasable upon the exercise of immediately exercisable stock options.

(8) Includes 10,266 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust and 15,300 shares in the name of Smith Barney FBO Joseph Zitone. Also includes 500 shares purchasable upon the exercise of immediately exercisable stock options.

Annual Executive Compensation and All Other Compensation

      The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four (4) most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.


                          SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration


                                                 Annual Compensation                  Award                Payouts
                                         -------------------------------------    -------------   -------------------------
                                                                    Other          Securities
                                                                    Annual         Underlying      LTIP        All Other
Name and Principal                       Salary        Bonus     Compensation     Options/SARs    Payouts    Compensation
Position                      Year        ($)           ($)          ($)              (#)           ($)           ($)
------------------------     -------     --------     -------    -------------    -------------   -------    -------------

Donald L. Kovach,             1999       159,723        -0-          (1)               720         None           -0-
Chairman of the              -------     --------     -------    -------------    -------------   -------    -------------
Board and CEO
                              1998       155,546        -0-          (1)               945         None           -0-
                             -------     --------     -------    -------------    -------------   -------    -------------

                              1997       139,615        -0-          (1)               500         None           -0-
------------------------     -------     --------     -------    -------------    -------------   -------    -------------

(1) During the fiscal years presented, the Company provided additional life insurance and an automobile and provided a match to Mr. Kovach's 401(k) plan account membership for Mr. Kovach. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons which is the sum of base salary and bonus and therefore is not included in the above table.

Employment Agreements

      The Company and the Bank are parties to an Employment Agreement with Mr. Donald L. Kovach pursuant to which he serves as President and Chief Executive Officer of the Company and the Bank (the "Employment Agreement"). The Employment Agreement provides for a term ending on August 31, 2002. The Employment
Agreement provides that Mr. Kovach will receive a base salary of $160,200, subject to increase or decrease, and may be granted a discretionary bonus as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs, Mr. Kovach is entitled to a severance payment equal to 2.99 times his then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

Retirement Plans

      The Bank maintains a salary continuation plan for Mr. Kovach. Under this plan, Mr. Kovach will receive a retirement benefit equal to 35% of his average final compensation determined by his last five years of employment. Mr. Kovach will receive this benefit in the event that he works to age 70, or he is involuntarily discharged prior to age 70 for any reason other than "cause". For purposes of the Salary Continuation Agreement, cause is defined in the same manner as under Mr. Kovach's Employment Agreement. Annual retirement payments are to be made for fifteen years under the Salary Continuation Agreement to Mr. Kovach or, in the event of his death, to his spouse.

Incentive Stock Option Plan

      The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual employees to whom options will be granted under the Plan are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plan and the exercise price therefor, which may be no less than the fair market value of the Common Stock.

      The following table sets forth information regarding stock option grants to the individuals named in the table above:


                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

=============================================================================================

INDIVIDUAL GRANTS

--------------------- --------------- --------------- ------------ ------------ -------------
                        Number of       % of Total                                Present
                        Securities     Option/SARs      Exercise                  Value of
                        Underlying      Granted to      or Base                  Option on
                       Options/SARs   Employees in       Price      Expiration    Date of
        Name          Granted (#)(1)   Fiscal Year     ($/SH)(2)       Date      Grant($)(3)
--------------------- --------------- --------------- ------------ ------------ -------------
Donald L. Kovach           720             20%           10.38      1/19/2002      7,474

=============================================================================================

-------------------
(1) As of December 31, 1999, one-half of these options were immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 2.0%, expected volatility of 16.0%, risk free interest rate of 6.6%, and an expected life of five (5) years.

      The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1999:


                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES


================================================================================================
                                                    Number of Securities  Value of Unexercised
                                                    Underlying            In-the-Money
                                                    Unexercised           Options/SARs at
                                                    Options/SARs at       FY-End ($) (based on
                         Shares           Value     FY-End (#)            $8.90 per share)
                         Acquired on      Realized  Exercisable/          Exercisable/
          Name           Exercise (#)     ($)       Unexercisable         Unexercisable
------------------------------------------------------------------------------------------------
Donald L. Kovach             -0-            -0-      8,796/1,138          78,284/10,128

================================================================================================


Interest of Management and Others in Certain Transactions

      The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

      The Bank paid $16,457 to Kovach and Vanderwiele, Attorneys at Law, at which Donald L. Kovach, Chairman of the Board and Chief Executive Officer, is a member, for legal services rendered to the Bank during fiscal 1999. Said firm renders legal services to the Bank on a continuing basis.

      The Bank paid $11,260 during fiscal 1999 to Caristia, Kulsar & Wade, P.A., Certified Public Accountants, at which William E. Kulsar, Secretary and a Director of the Company and the Bank is a member, for accounting services rendered to the Bank for IRS filing purposes and other accounting services beyond those provided by the annually retained independent public accountants. Caristia, Kulsar, & Wade, P.A. continues to render accounting services to the Bank.

      The Bank paid $16,390 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 1999. Irvin Ackerson continues to render appraisal services to the Bank.

      The Bank leases its Montague branch office from Montague Mini Mall, Inc. under a lease covering 1,200 square feet. The lease agreement was renewed as of April 1, 1997. As renewed, the lease will terminate on March 31, 2002, and provides for a monthly rent of $1,650. Mr. Joseph Zitone, a Director of the
Company,  is a majority  stockholder  of Montague  Mini Mall,  Inc.  The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.

Recommendation and Vote Required

      Nominees will be elected by a plurality of the shares voting at the Annual Meeting.


THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES "FOR" THE BOARD OF DIRECTORS.


                              INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 1999 were Radics & Co., L.L.P. ("Radics"). The Company's Board of Directors has appointed Radics to continue as independent auditors for the Bank and the Company for the year ending December 31, 2000. Radics has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

      Prior to the year ended December 31, 1998, the Company's financial statements were audited by Arthur Andersen, LLP ("Andersen"). The Company's Board of Directors elected to change auditors for the fiscal year ended December 31, 1998. The decision to change auditors was recommended by the Audit Committee and was approved by the Company's Board of Directors. The change was not a result of any disagreements with Andersen on any matters of auditing principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditors report on the consolidated financial statements for the fiscal year ended December 31, 1997 expressed an unqualified opinion.

                        COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1999, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders to be included in the Company's 2001 proxy material must be received by the Secretary of the Company no later than December 29, 2000.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                 SUSSEX BANCORP

                               REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 28, 2000

                 Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Candace A. Leatham and Terry H. Thompson and each of them, with full power of substitution, to vote all of the shares of Sussex Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Augusta office of The Sussex County State Bank (the "Bank"), 100 Route 206, Augusta, New Jersey, on Wednesday, June 28, 2000, at 10:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

      This proxy will be voted as specified below. If no choice is specified, the proxy will be voted "FOR" Management's nominees to the Board of Directors.

      The Board of Directors recommends a vote for its nominees.

      1. Election of the following three (3) nominees to each serve on the Board of Directors for a term of three (3) years and until their
            successors are elected and duly qualified:   Donald L. Kovach,
            Joel D. Marvil, Mark J. Hontz

            [_] FOR ALL NOMINEES

            TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

            --------------------------------------------------------------------

            [_] WITHHOLD AUTHORITY FOR ALL NOMINEES

      2. In their discretion, such other business as may properly come before the meeting.



Dated:                     , 2000.
      --------------------             ------------------------------
                                       Signature

                                       ------------------------------
                                       Signature



(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.